Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Values of Financial Instruments [Abstract]
FAIR VALUES OF FINANCIAL INSTRUMENTS

NOTE 16 – FAIR VALUES OF FINANCIAL INSTRUMENTS

The estimated fair values of recognized financial instruments as of December 31, 2011 and 2010 are as follows:

(Dollars in thousands)	2011		2010
	CARRYING VALUE	FAIR VALUE	CARRYING VALUE	FAIR VALUE
Financial assets:
Cash and cash equivalents	$82,258	$82,258	$48,360	$48,360
Securities	128,489	128,489	80,667	80,667
Loans, net	320,100	327,138	311,616	316,474
Accrued interest receivable	1,349	1,349	1,215	1,215
Financial liabilities:
Deposits	$443,553	$445,587	$353,491	$355,589
Short-term borrowings	37,073	37,073	32,018	32,018
Other borrowings	19,161	20,087	22,909	23,042
Accrued interest payable	182	182	213	213

For purposes of the above disclosures of estimated fair value, the following assumptions are used:

Cash and cash equivalents; Accrued interest receivable; Short-term borrowings, Accrued interest payable

The fair value of the above instruments is considered to be carrying value.

Securities

The fair value of securities available-for-sale which are measured on a recurring basis are determined primarily by obtaining quoted prices on nationally recognized securities exchanges or matrix pricing, which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on securities’ relationship to other similar securities.

Loans

The fair value for loans is estimated by discounting future cash flows using current market inputs at which loans with similar terms and qualities would be made to borrowers of similar credit quality. Where quoted market prices were available, primarily for certain residential mortgage loans, such market rates were utilized as estimates for fair value. Fair value of non-accrual loans is based on carrying value.

Deposits and other borrowings funds

The fair values of certificates of deposit and other borrowed funds are based on the discounted value of contractual cash flows. The discount rates are estimated using rates currently offered for similar instruments with similar remaining maturities. Demand, savings, and money market deposit accounts are valued at the amount payable on demand as of year-end.

The Company also has unrecognized financial instruments at December 31, 2011 and 2010. These financial instruments relate to commitments to extend credit and letters of credit. The aggregated contract amount of such financial instruments was approximately $91.7 million at December 31, 2011 and $76 million at December 31, 2010. Such amounts are also considered to be the estimated fair values.

The fair value estimates of financial instruments are made at a specific point in time based on relevant market information. These estimates do not reflect any premium or discount that could result from offering for sale at one time the entire holdings of a particular financial instrument over the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Since no ready market exists for a significant portion of the financial instruments, fair value estimates are largely based on judgments after considering such factors as future expected credit losses, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates.